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                                  EXHIBIT 32.1

                              IBIZ TECHNOLOGY CORP.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of iBiz Technology Corp. (the Company) on Form 10-KSB for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kenneth
W. Schilling, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to IBiz Technology Corp. and will be retained by IBiz Technology Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  February 12, 2004


/s/ Kenneth W. Schilling
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Kenneth W. Schilling
Chief Executive Officer and Chief Financial Officer